Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 652,387,421.28
Previously Paid Amount	0.00
Total Fee Amount	90,094.70
Total Offset Amount	0.00
Net Fee	$ 90,094.70
Final Prospectus	false